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                                                                   EXHIBIT 10.14



                           ASSIGNMENT AND ASSUMPTION
                             (LEASES AND EMPLOYEES)

     This Assignment and Assumption between Sprint Spectrum Holding Company, L.P., a Delaware limited partnership ("HOLDINGS"), Sprint Spectrum L.P., a Delaware limited partnership ("SPECTRUM"), and Sprint Spectrum Realty Company, L.P., a Delaware limited partnership ("REALTYCO") is dated as of July 1, 1996.

     RECITALS:

A. Holdings desires to assign to Spectrum all of Holdings' rights, title and interest in, to and under, and Spectrum desires to assume all of Holdings' duties and obligations under, all of Holdings' leasehold interests held, as of the close of business on June 30, 1996, on property used for cell sites; for switch sites; for office space for administrative, technical or customer support; and otherwise for purposes related to the administration and operation of the business of Spectrum (the "HOLDINGS' LEASES"); and


B Holdings desires to assign to Spectrum all of Holdings' rights, title and interest in, to and under, and delegates its duties and obligations in connection with and under, all employee benefit plans and employment agreements and arrangements (the "EMPLOYEE PLANS AND AGREEMENTS"), including, without limitation, all payroll and tax withholding obligations, and Spectrum desires to assume all of such duties and obligations under the Employee Plans and Agreements; and

C Spectrum desires to assign to RealtyCo all of Spectrum's rights, title and interest in, to and under, and RealtyCo desires to assume all of such duties and obligations under, all of the Holdings' Leases and all of Spectrum's leasehold interests held, as of the close of business on June 30, 1996, on property used for cell sites; for switch sites; for office space for administrative, technical or customer support; and otherwise for purposes related to the administration and operation of the business of Spectrum (together with the Holdings' Leases, the "LEASES");

     NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which the parties acknowledge, the parties agree as follows:
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l. ASSIGNMENT TO AND ASSUMPTION BY SPECTRUM. (a) Holdings transfers, conveys and
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  assigns all of its rights, title and interest in, to and under, and delegates its duties and obligations under, the Holdings' Leases, to Spectrum. Spectrum accepts this assignment and assumes all of Holdings' duties and obligations under the Holdings' Leases. (b) Holdings transfers, conveys and assigns all of its rights, title and interest in, to and under, and delegates its duties and obligations in connection with and under, the Employee Plans and Agreements, to Spectrum. Spectrum accepts this assignment and assumes all of Holdings' duties and obligations in connection with and under the Employee Plans and Agreements.

2. ASSIGNMENT TO AND ASSUMPTION BY REALTYCO. Immediately after the assignment
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   and assumption of the Holdings' Leases described in Section 1 of this
   Assignment and Assumption, Spectrum transfers, conveys and assigns all of its rights, title and interest in, to and under the Leases, and delegates its duties and obligations under the Leases, to RealtyCo. RealtyCo accepts this assignment and assumes all of Spectrum's duties and obligations under the Leases.

3. GENERAL PROVISIONS. This Assignment and Assumption will be effective as of
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  the commencement of business on July 1, 1996. This Assignment and Assumption is governed by, and construed and interpreted in accordance with, the laws of the State of Missouri without reference to applicable choice of law provisions. The headings used in this Assignment and Assumption are for convenience only and must not in any way affect the meaning or interpretation of this Assignment and Assumption.

     IN WITNESS WHEREOF, the parties have caused this Assignment and Assumption to be executed by their duly authorized officers as of the day and year first above written.

                                         SPRINT SPECTRUM HOLDING COMPANY, L.P.

                                         By: /s/ Robert M. Neumeister Jr
                                             ---------------------------
                                             Name:  Robert M. Neumeister, Jr.
                                             Title: Chief Financial Officer
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                                         SPRINT SPECTRUM L.P.

                                         By: /s/Robert M. Neumeister, Jr.
                                            --------------------------------
                                            Name:  Robert M. Neumeister, Jr.
                                            Title: Chief Financial Officer



                                        SPRINT SPECTRUM REALTY
                                        COMPANY, L.P.

                                        By: /s/Robert M. Neumeister, Jr.
                                            --------------------------------
                                            Name:  Robert M. Neumeister, Jr.
                                            Title: Chief Financial Officer